SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  August 27, 2002
                                                 ----------------






                       FASTCOMM COMMUNICATIONS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



        Virginia                      0-17168                   54-1289115
    (State or Other            (Commission File No.)          (IRS Employer
Jurisdiction of Corporation)                               Identification No.)


                 45472 Holiday Drive, Dulles, Virginia     20166
            (Address of principal executive officers)    (Zip Code)



Registrant's telephone number, including area code:   (703) 318-7750


                                      NONE
             (Former Name and Address, if Changed Since Last Report)

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ITEM 3.  Bankruptcy or Receivership

On May 3, 2002, FastComm filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act. The filing was made in the United States Bankruptcy Court, Eastern District of Virginia and assigned Case No. 02-82177. On August 27, 2002, pursuant to a Bankruptcy Court order, the case was converted to Chapter 7.



ITEM 7.  Financial Statements and Exhibits

Exhibit No                      Description
----------                      -----------
99.1                            Court order



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                                            FASTCOMM COMMUNICATIONS CORPORATION
                                                (Registrant)

September 6, 2002

                                            By: /s/ Mark H. Rafferty
                                               ---------------------------------
                                               Name:  Mark H. Rafferty
                                               Title:  Director